UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Demonbreun Street, Suite 700

Nashville, Tennessee 37203

(Address of Principal Executive Offices) (Zip Code)

(615) 732-6400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock, $1.00 par value per share	CSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 26, 2023, CapStar Financial Holdings, Inc. (the “Company”) and Old National Bancorp (“ONB”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of October 26, 2023, by and between the Company and ONB pursuant to which, upon the terms and subject to the conditions set forth therein, ONB will acquire the Company and CapStar Bank, the Company’s wholly-owned bank subsidiary.

The transaction is expected to close in the second quarter of 2024, subject to the receipt of regulatory approvals and the approval of the Company’s shareholders.

Under the terms of the agreement, shareholders of the Company will receive, in respect of each share of common stock of the Company held by them, 1.155 shares of common stock of ONB.

A copy of the joint press release issued by the Company and ONB is filed as Exhibit 99.1 to this Current Report on Form 8-K.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements can be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing, completion, financial benefits, and other effects of the proposed merger of the Company with and into ONB (the “Merger”). Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial conditions to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, (1) expected cost savings, synergies and other financial benefits from the Merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected, (2) the ability of the Company to obtain the necessary approval by its shareholders, (3) the ability of the Company and ONB to obtain required governmental approvals of the Merger, and (4) the failure of the closing conditions in the definitive merger agreement to be satisfied, or any unexpected delay in closing the Merger. Further information regarding additional factors that could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” (in the case of the Company), “Forward-Looking Statements” (in the case of ONB) and “Risk Factors” in the Company’s and ONB’s Annual Reports on Form 10-K for the year ended December 31, 2022, and other documents subsequently filed by the Company or ONB with the U.S. Securities and Exchange Commission (“SEC”).

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Merger, ONB will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of the Company and a Prospectus of ONB, as well as other relevant documents concerning the proposed transaction. INVESTORS AND SECURITY HOLDERS, PRIOR TO MAKING ANY INVESTMENT OR VOTING DECISION, ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by (i) the Company on its website at https://ir.capstarbank.com/financial-information/sec-filings and (ii) ONB on its website at https://ir.oldnational.com/financials/sec-filings/default.aspx.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION

The Company, ONB and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from shareholders of the Company in connection with the proposed Merger. Information regarding the directors and executive officers of the Company and ONB and other persons who may be deemed participants in the solicitation of the shareholders of the Company in connection with the Merger will be included in the proxy statement/prospectus for the Company’s special meeting of shareholders, which will be filed by ONB and the Company with the SEC. Information about the directors and officers of the Company and their ownership of the Company’s common stock can also be found in the Company’s definitive proxy statement in connection with its 2023 annual meeting of shareholders, as filed with the SEC on March 10, 2023, and other documents subsequently filed by the Company with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release of the Company and ONB, dated October 26, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

Dated: October 26, 2023	By:	/s/ Michael J. Fowler
Michael J. Fowler
Chief Financial Officer